                               John Hancock Funds

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                     Managed
                                   Tax-Exempt
                                      Fund


                                  ANNUAL REPORT


                                October 31, 1995

                                    TRUSTEES

                             Edward J. Boudreau, Jr.
                                    Chairman
                             William A. Barron, III*
                               Douglas M. Costle*
                                Leland O. Erdahl*
                               Richard A. Farrell*
                               William F. Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                     Vice President, Assistant Secretary and
                               Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse llp
                               160 Federal Street
                           Boston, Massachusetts 02110

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                  BY FRANK LUCIBELLA, SECOND VICE PRESIDENT AND
                                PORTFOLIO MANAGER

                                  JOHN HANCOCK
                                     MANAGED
                                 TAX-EXEMPT FUND

                Falling interest rates, low supply buoy municipal
                    bond market; further decline in rates and
                     continued low supply could extend rally


[A 2 1/2" x 3 1/2" photo of Frank Lucibella, bottom right. Caption reads: "Frank Lucibella, Portfolio Manager]

   During the first eight months of 1995, municipal bonds made up most of the ground they lost in 1994. In hindsight, it's evident that the municipal bond market reached a bottom late last year after suffering from rising interest rates and relatively weak demand. This year, the opposite held true. Falling interest rates and a low supply of municipal bonds relative to demand ignited a healthy rebound for the municipal bond market.

   While municipals outperformed Treasury securities in the first quarter of 1995, a flurry of media coverage about various flat-tax proposals in the second quarter gave the municipal market an excuse to consolidate. The market hit another hurdle in late June, when Orange County, California voters failed to approve a sales tax increase that would have helped to deal with the county's substantial investment losses. And even though the Federal Reserve Board cut interest rates in July, the euphoria was somewhat short-lived


                                   [CAPTION]
"DURING THE FIRST EIGHT MONTHS OF 1995, MUNICIPAL BONDS MADE UP MOST OF THE GROUND THEY LOST IN 1994."

                  John Hancock Funds - Managed Tax-Exempt Fund

[Pie chart with the heading `Portfolio Diversification" at top of left hand column. The chart is divided into 10 sections. Going from top left to right:
Transportation 11%, Pollution Control 15%, Education 11%, Housing 11%, Water & Sewer 5%, Industrial Revenue 5%, Health 14%, General Obligation 5%, Electric 9%, Other 14%. Footnote below reads: "As a percentage of net assets on October 31, 1995."]

because investors worried that there wouldn't be more of the same to come. All in all, municipals gave up some ground against Treasuries in the summer. But the overall environment continued to be positive for bonds, as evidence of a slowing economy and muted inflation pushed fixed-income markets higher.

   The municipal market's strong performance was reflected in John Hancock Managed Tax-Exempt Fund's performance. For the year ended October 31, 1995, the Fund's Class A and Class B shares posted total returns of 13.30% and 12.63%, respectively, at net asset value. That compared to the average general municipal bond fund's return of 13.35%, according to Lipper Analytical Services.1

   The primary reason the Fund slightly lagged its competitors was its shorter-than-average duration. Duration measures how sensitive a fund's share price is to changes in interest rates. Generally speaking, the longer a fund's duration, the more its share price will rise when interest rates fall, and conversely, fall when interest rates rise. Coming out of 1994, the worst year for bonds in recent memory, we deliberately took a conservative stance. We did lengthen the duration later in the year, but not soon enough to benefit from the market's strongest-performing period. But because we think that interest rates can continue to fall over the long term, we've kept the Fund's duration on the longer side.

PORTFOLIO CHANGES

In addition to modifying the Fund's duration, we also made other strategic changes to the portfolio. During the past six months, market conditions allowed us to place a greater emphasis on generating additional yield for the fund. Prior to that, the difference in yield between high- and low-quality bonds was quite small, so we emphasized higher-quality bonds. Since the yield spread -- or difference in yields -- was so narrow, we were able to do that without sacrificing a lot of the yield that lower-quality bonds normally offer. But as the market's rally wore on, we found opportunities to sell some of our higher-quality issues at relatively high prices, and replace them once again with cheaper, lower-quality issues that offered higher yields. As a result of this change in strategy, the Fund's stake in BBB-rated bonds, which are lower-rated but still investment-grade, grew to 25% from 16% six months earlier.

   It's important to note that we aren't just chasing yield when we buy these lower-rated

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Foothill/Eastern Transportation followed by an up arrow and the phrase "Fall in interest rates provides gains." The second listing is Sacramento Co-Generation Project followed by an up arrow and the phrase "Strong corporate sponsorship." The third listing is De Soto Parish/International Paper followed by a down arrow and the phrase "Acquisition put pressure on earnings." Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
"...MARKET CONDITIONS ALLOWED US TO PLACE A GREATER EMPHASIS ON GENERATING ADDITIONAL YIELD..."

                  John Hancock Funds - Managed Tax-Exempt Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 13.30% total return for the John Hancock Managed Tax-Exempt Fund, Class A. The second represents the 12.63% total return for the John Hancock Managed Tax-Exempt Fund, Class B. The third represents the 13.35% total return for the average general municipal bond fund. A footnote below reads: "Total returns for the John Hancock Managed Tax-Exempt Fund are at net asset value with all distributions reinvested. Total return for the average general municipal bond fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

securities. We buy BBB-rated bonds only when we think the issuing entity has sound fundamentals. One example is the Foothill/Eastern Transportation Corridor Agency, which will fund the construction of a toll road in California where the projections for traffic and revenues are quite good. What's more, we bought them at a time when their prices were cheap. These bonds appreciated during the market's rally.

   Finally, we modified our holdings across states over the past year, concentrating on buying those with upside potential. While New York remained our top state concentration, we traded in and out of these bonds as market conditions warranted. In some cases, we sold New York bonds to buy California insured bonds when they were cheap. Throughout the past 12 months, we increased our holdings in Florida when supply was heavy and prices were cheap.

OUTLOOK

Over the longer term, we believe that interest rates can fall even further from today's levels. Inflation remains in check, economic growth is slow but steady, and Congress appears to be making a serious attempt to cut the federal budget deficit. The Federal Reserve Board has indicated its willingness to cut interest rates if Congress is successful in that effort.

   Over the short term, however, worry about the future of tax reform and its potential effect on municipal bonds could cause some volatility in the market, as it did briefly in the spring when the idea was first introduced. But we don't believe that any major tax reform will be enacted before 1997. By the end of October, municipal bond prices looked relatively cheap compared to U.S. Treasury securities. The municipal market has done quite well so far this year. In light of that, it's not unreasonable to believe that eventually the market will pause and decide what it will do from here. That depends on the economy's strength over the next several months. Also, demand for municipals is relatively stable and supply is limited. That should bode well for municipal bond prices over the next six months.

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                                       5
                                   [CAPTION]
"...DEMAND FOR MUNICIPALS IS RELATIVELY STABLE AND SUPPLY IS LIMITED."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Managed Tax-Exempt Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please note that a portion of the Fund's income may be subject to federal, state, or local taxes.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                 LIFE
                                            ONE     FIVE          OF
                                           YEAR     YEARS        FUND
                                           ----     -----        ----
John Hancock Managed Tax-Exempt
  Fund: Class A                            4.44%    22.21%(1)    N/A

John Hancock Managed Tax-Exempt
  Fund: Class B                            3.61%    45.62%       94.40%(2)

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995(3)

                                                                 LIFE
                                            ONE     FIVE          OF
                                           YEAR     YEARS        FUND
                                           ----     -----        ----
John Hancock Managed Tax-Exempt
  Fund: Class A                            4.44%    5.51%(1)     N/A

John Hancock Managed Tax-Exempt
  Fund: Class B                            3.61%    7.81%        8.28%(2)

                                     YIELDS

AS OF OCTOBER 31, 1995

                                                             SEC 30-DAY
                                                               YIELD
                                                               -----
John Hancock Managed Tax-Exempt Fund: Class A                  4.74%

John Hancock Managed Tax-Exempt Fund: Class B                  4.32%

                              NOTES TO PERFORMANCE

(1) Class A shares started on January 3, 1992.
(2) Class B shares started on April 22, 1987.
(3) The Adviser voluntarily waived a portion of the management fee and reduced a portion of the custodian fees during the period. Without the waiver of expenses, the average annualized total return for the one-year period and since inception for Class A shares would have been 4.37% and 5.34%, respectively. The average annualized total returns for the one-year and five-year periods and since inception for Class B shares would have been 3.54%, 7.61%, and 7.92%, respectively.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

The charts on the right show how much a $10,000 investment in the John Hancock Managed Tax-Exempt Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of municipal bond performance.

[Line chart with the heading Managed Tax-Exempt Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.]

[The first line represents the value of the Lehman Municipal Bond Index and is equal to $13,259 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Managed Tax-Exempt Fund on January 3, 1992, before sales charge, and is equal to $13,000 as of October 31, 1995. The third line represents the Managed Tax-Exempt Fund after sales charge and is equal to $12,415 as of October 31, 1995.]

[Line chart with the heading Managed Tax-Exempt Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.]

[The first line represents the value of the hypothetical $10,000 investment made in the Managed Tax-Exempt Fund on April 22, 1987, before contingent deferred sales charge, and is equal to $19,758 as of October 31, 995. The second line represents the value of the Lehman Municipal Bond Index and is equal to $19,296 as of October 31, 1995..]

*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Tax-exempt long-term bonds (cost - $205,317,165) .....     $218,037,090
   Joint repurchase agreement (cost - $1,831,000) .......        1,831,000
   Corporate savings account.............................            6,384
                                                              ------------
                                                               219,874,474
  Receivable for shares sold.............................           76,327
  Receivable for investments sold........................        6,599,793
  Interest receivable....................................        4,467,268
  Other assets...........................................           29,126
                                                              ------------
                         Total Assets....................      231,046,988
                         -------------------------------------------------
LIABILITIES:
  Dividend payable.......................................           30,668
  Payable for shares repurchased.........................          119,581
  Payable for investments purchased......................       10,315,544
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B...................................          132,394
  Accounts payable and accrued expenses..................           62,813
                                                              ------------
                         Total Liabilities...............       10,661,000
                         -------------------------------------------------
NET ASSETS:
  Capital paid-in........................................      206,137,501
  Accumulated net realized gain on investments and
   financial futures contracts...........................        1,458,033
  Net unrealized appreciation of investments                    12,719,925
  Undistributed net investment income....................           70,529
                                                              ------------
                         Net Assets......................     $220,385,988
                         =================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $42,383,912/3,665,817........................     $      11.56
  ========================================================================
  Class B - $178,002,076/15,391,245......................     $      11.57
  ========================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($11.56 x 104.71%)...........................     $      12.10
  ========================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................     $ 15,060,119
                                                              ------------
  Expenses:
   Distribution/service fee - Note B
     Class A.............................................           83,379
     Class B.............................................        1,967,708
   Investment management fee - Note B....................        1,360,930
   Transfer agent fee - Note B...........................          178,923
   Trustees' fees........................................           50,267
   Auditing fee..........................................           41,800
   Registration and filing fees..........................           34,829
   Printing..............................................           29,725
   Custodian fee.........................................           74,206
   Legal fees............................................           15,127
   Miscellaneous.........................................           11,736
   Less Management Fee Reduction - Note B                         (113,411)
                                                              ------------
                         Total Expenses..................        3,735,219
                         Less Expense Reductions -
                         Note B..........................          (47,982)
                         -------------------------------------------------
                         Net Expenses....................        3,687,237
                         -------------------------------------------------
                         Net Investment Income...........       11,372,882
                         -------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FINANCIAL FUTURES CONTRACTS:
  Net realized gain on investments sold..................        4,782,526
  Net realized loss on financial futures contracts.......       (2,363,744)
  Change in net unrealized appreciation/depreciation
   of investments........................................       13,312,666
  Change in net unrealized appreciation/depreciation of
   financial futures contracts...........................         (153,531)
                                                              ------------
                         Net Realized and Unrealized
                         Gain on Investments and
                         Financial Futures Contracts.....       15,577,917
                         -------------------------------------------------
                         Net Increase in Net Assets
                         Resulting from Operations.......     $ 26,950,799
                         =================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                                         ----------------------------
                                                                                             1995            1994
                                                                                         ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income................................................................  $ 11,372,882    $ 12,831,192
  Net realized gain (loss) on investments sold and financial futures contracts.........     2,418,782        (739,886)
  Change in net unrealized appreciation (depreciation) of investments and financial
  futures contracts ...................................................................    13,159,135     (27,862,425)
                                                                                         ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.....................    26,950,799     (15,771,119)
                                                                                         ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.6282 and $0.6387 per share, respectively).............................    (1,545,018)     (1,070,853)
   Class B - ($0.5516 and $0.5610 per share, respectively).............................    (9,827,864)    (11,760,339)
  Distributions from net realized gain on investments sold and financial futures contracts
   Class A - (none and $0.0898 per share, respectively)................................           ---        (120,420)
   Class A - (none and $0.0898 per share, respectively)................................           ---      (1,901,276)
                                                                                         ------------    ------------
     Total Distributions to Shareholders...............................................   (11,372,882)    (14,852,888)
                                                                                         ------------    ------------

FROM FUND SHARE TRANSACTIONS-- NET*....................................................   (33,226,056)     (1,927,851)
                                                                                         ------------    ------------

NET ASSETS:
  Beginning of period..................................................................   238,034,127     270,585,985
                                                                                         ------------    ------------
  End of period (including undistributed net investment income of $70,529 and none,
  respectively) .......................................................................  $220,385,988    $238,034,127
                                                                                         ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:                                             YEAR ENDED OCTOBER 31,
                                                                 --------------------------------------------------------
                                                                          1995                           1994
                                                                 --------------------------------------------------------
                                                                   SHARES        AMOUNT          SHARES          AMOUNT
                                                                 ---------    -----------    ------------     -----------
CLASS A

  Shares sold..................................................  2,334,618   $ 26,534,395    1,179,686        $13,702,193

  Shares issued to shareholders in reinvestment of
  distributions ...............................................     84,320        947,287       60,754            696,640
                                                                 ---------   ------------    ---------        -----------
                                                                 2,418,938     27,481,682    1,240,440         14,398,833
  Less shares repurchased......................................   (695,912)    (7,619,563)    (472,296)        (5,404,052)
                                                                 ---------   ------------    ---------        -----------
  Net increase.................................................  1,723,026   $ 19,862,119      768,144        $ 8,994,781
                                                                 =========   ============    =========        ===========
CLASS B
  Shares sold..................................................  1,012,904   $ 11,296,871    2,722,911        $31,724,838
  Shares issued to shareholders in reinvestment of
  distributions ...............................................    444,432      4,959,344      586,954          6,775,123
                                                                 ---------   ------------    ---------        -----------
                                                                 1,457,336     16,256,215    3,309,865         38,499,961
  Less shares repurchased...................................... (6,179,061)   (69,344,390)  (4,333,843)       (49,422,593)
                                                                 ---------   ------------    ---------        -----------
  Net decrease................................................. (4,721,725)  $(53,088,175)  (1,023,978)      ($10,922,632)
                                                                 =========   ============    =========        ===========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS FISCAL PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                            ------------------------------------------------
                                                                               1995        1994        1993        1992(a)
                                                                            ----------   ---------   --------    -----------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period....................................  $ 10.79      $ 12.13     $ 11.12     $ 11.25
                                                                            -------      -------     -------     -------
  Net Investment Income...................................................     0.63         0.64        0.70        0.55
  Net Realized and Unrealized Gain (Loss) on Investments
   and Financial Futures Contracts........................................     0.77       ( 1.25)       1.05      ( 0.11)
                                                                            -------      -------     -------     -------
     Total from Investment Operations.....................................     1.40       ( 0.61)       1.75        0.44
                                                                            -------      -------     -------     -------
   Less Distributions:
  Dividends from Net Investment Income....................................   ( 0.63)      ( 0.64)     ( 0.70)     ( 0.53)
  Distributions from Net Realized Gain on Investments Sold
   and Financial Futures Contracts........................................      ---       ( 0.09)     ( 0.04)     ( 0.04)
                                                                            -------      -------     -------     -------
     Total Distributions..................................................   ( 0.63)      ( 0.73)     ( 0.74)     ( 0.57)
                                                                            -------      -------     -------     -------
  Net Asset Value, End of Period..........................................  $ 11.56      $ 10.79     $ 12.13     $ 11.12
                                                                            =======      =======     =======     =======
  Total Investment Return at Net Asset Value (c)..........................    13.30%      ( 5.22%)     16.10%       4.74%*
  Total Adjusted Investment Return at Net Asset Value (b)(d)..............    13.28%      ( 5.29%)     15.77%       4.51%*

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...............................  $42,384      $20,968     $14,244     $ 9,589
  Ratio of Expenses to Average Net Assets**...............................     1.06%        0.95%       0.70%       0.78%*
  Ratio of Adjusted Expenses to Average Net Assets (b)....................     1.11%        1.02%       1.03%       1.01%*
  Ratio of Net Investment Income to Average Net Assets**..................     5.53%        5.52%       5.98%       6.24%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (b).......     5.48%        5.42%       5.65%       6.01%*
  Portfolio Turnover Rate.................................................      104%          59%         23%         23%
  ** Expense Reimbursement Per Share......................................  $  0.01      $  0.01     $  0.04     $  0.02


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIODS INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS AND TOTAL INVESTMENT RETURNS OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS
PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

FINANCIAL HIGHLIGHTS (continued)

----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                                  ----------------------------------------------------------
                                                                    1995        1994        1993        1992         1991
                                                                  --------    --------    ---------   ---------    ---------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.........................   $  10.79    $  12.13    $  11.12    $  11.12     $  10.61
                                                                  --------    --------    --------    --------     --------
  Net Investment Income........................................       0.55        0.56        0.64        0.66         0.68
  Net Realized and Unrealized Gain (Loss) on Investments and
   Financial Futures Contracts.................................       0.78      ( 1.25)       1.05        0.04         0.61
                                                                  --------    --------    --------    --------     --------
     Total from Investment Operations..........................       1.33      ( 0.69)       1.69        0.70         1.29
                                                                  --------    --------    --------    --------     --------
   Less Distributions:
  Dividends from Net Investment Income.........................     ( 0.55)     ( 0.56)     ( 0.64)     ( 0.64)      ( 0.72)
  Distributions from Net Realized Gain on Investments Sold and
   Financial Futures Contracts.................................        ---      ( 0.09)     ( 0.04)     ( 0.06)      ( 0.06)
                                                                  --------    --------    --------    --------     --------
     Total Distributions.......................................     ( 0.55)     ( 0.65)     ( 0.68)     ( 0.70)      ( 0.78)
                                                                  --------    --------    --------    --------     --------
  Net Asset Value, End of Period...............................   $  11.57    $  10.79    $  12.13    $  11.12     $  11.12
                                                                  ========    ========    ========    ========     ========
  Total Investment Return at Net Asset Value (c)...............      12.63%     ( 5.85%)     15.51%       6.39%       12.55%
  Total Adjusted Investment Return at Net Asset Value (b)(d)...      12.61%     ( 5.92%)     15.18%       6.20%       12.24%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)....................   $178,002    $217,066    $256,342    $226,943     $199,955
  Ratio of Expenses to Average Net Assets**....................       1.73%       1.62%       1.23%       1.35%        1.19%
  Ratio of Adjusted Expenses to Average Net Assets (b).........       1.78%       1.69%       1.56%       1.54%        1.50%
  Ratio of Net Investment Income to Average Net Assets**.......       4.92%       4.84%       5.49%       5.74%        6.19%
  Ratio of Adjusted Net Investment Income to Average Net Assets
  (b) .........................................................       4.87%       4.77%       5.16%       5.55%        5.88%
  Portfolio Turnover Rate......................................        104%         59%         23%         23%          30%
  ** Expense Reimbursement Per Share...........................   $   0.01    $   0.01    $   0.04    $   0.02     $   0.04

 * On an annualized basis.

(a) Class A shares commenced operations on January 3, 1992.
(b) On an unreimbursed basis.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

SCHEDULE OF INVESTMENTS
October 31, 1995

----------------------------------------------------------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY
MANAGED TAX-EXEMPT FUND ON OCTOBER 31, 1995. IT HAS TWO MAIN CATEGORIES:
TAX-EXEMPT LONG-TERM BONDS AND SHORT-TERM INVESTMENTS. THE TAX-EXEMPT BONDS ARE
FURTHER BROKEN DOWN BY STATE. UNDER EACH STATE IS A LIST OF THE SECURITIES OWNED
BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION,
ARE LISTED LAST.

                                                                                                    PAR VALUE               YIELD
                                                               INTEREST      MATURITY     S&P        (000'S     MARKET        AT
STATE, ISSUER, DESCRIPTION                                       RATE          DATE      RATING***   OMITTED)    VALUE      MARKET+
--------------------------                                       ----          ----      ------      -------     -----      ------
TAX-EXEMPT LONG-TERM BONDS
ALABAMA (2.27%)

  Birmingham, City of,
   GO Iss of 1989..........................................    7.350%        03-01-14    A1**       $  750     $  824,235   6.69%
  Citronelle Industrial Development Board,
   Stauffer Chemical Co Proj 1982..........................    8.000         12-01-12    NR**          500        563,435   7.10
  Mobile Industrial Development Board,
   Mobile Energy Serv Co Proj 1995.........................    6.950         01-01-20    BBB-        3,500*     3,623,270   6.71
                                                                                                               ----------
                                                                                                                5,010,940
                                                                                                               ----------
ALASKA (1.86%)
  Alaska Housing Finance Corp,
   Coll Home Mtg Ser A-3 GNMA/FNMA Coll....................    7.700         12-01-13    AAA           495        522,997   7.29
   Coll Home Mtg Ser B-1 GNMA Coll.........................    7.650         06-01-24    AAA         2,000      2,153,560    7.1
   Coll Home Mtg Ser B-2 GNMA Coll.........................    7.875         06-01-24    AAA           305        322,196   7.45
  Valdez Alaska Marine Terminal,
   Rev Ref Sohio Pipe Line Co. Proj Ser 1985...............    7.125         12-01-25    AA-         1,000      1,089,850   6.54
                                                                                                               ----------
                                                                                                                4,088,603
                                                                                                               ----------
ARIZONA (3.23%)
  Arizona Municipal Financing Program,
   Cert of Part Ser 25.....................................    7.875         08-01-14    AAA         1,000      1,275,560   6.17
  Navajo, County of,
   Poll Control Corp Rev Ref Arizona Pub Serv Co Ser A.....    5.875         08-15-28    BBB         5,000      4,739,350   6.20
  Pima, County of,
   Swr Rev Ref Ser 1991....................................    6.750         07-01-15    AAA           460        516,028   6.02
  Pima, County of,
   Swr Rev Ref Ser 1991....................................    6.750         07-01-15    AAA           540        588,217   6.20
                                                                                                               ----------
                                                                                                                7,119,155
                                                                                                               ----------
ARKANSAS (0.33%)
  Arkansas Development Finance Auth,
   Single Family Mtg Rev Ref Ser 1991 A....................    8.000         08-15-11    AA            660        721,710   7.32
                                                                                                               ----------
CALIFORNIA (9.50%)
  Central Valley Finance Agency,
   California Cogeneration Proj Rev Carson Ice Gen Proj....    6.100         07-01-13    BBB-        2,900      2,884,224   6.13
   California Cogeneration Proj Rev Carson Ice Gen Proj....    6.200         07-01-20    BBB-        2,000      1,989,780   6.23


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

CALIFORNIA (CONTINUED)
  Foothill/Eastern Transportation Corridor Agency,
   Toll Road Rev Ser A.................................     6.000%    01-01-34     BBB-         $6,025*    $ 5,690,010    6.35%
  Sacramento Cogeneration Auth,
   Cogeneration Proj Rev Procter & Gamble Proj.........     6.500     07-01-21     BBB-          4,500*      4,580,505    6.39
  Sacramento Municipal Utilities District,
   Elec Rev Ref Ser 1992 A Inflos......................     8.615#    08-15-18     AAA           1,000       1,078,750    7.99
  Santa Ana Financing Auth,
   Lease Rev Police Administration & Holding Facil
   Ser A...............................................     6.250     07-01-19     AAA           2,000*      2,160,860    5.78
  University of California,
   Cert of Part Rev Ref UCLA Central Chiller/
   Cogeneration Project................................     5.600     11-01-20     Aa**          2,700*      2,541,132    5.95
                                                                                                           -----------
                                                                                                            20,925,261
                                                                                                           -----------

COLORADO (4.33%)
  Arapahoe County Cap Imp Trust Fund
   Highway Revenue Ser. E-470..........................     6.950     08-31-20     Baa**         6,000*      6,322,860    6.60
  Colorado Housing Finance Auth,
   Single Family Prog Sr Iss A-2.......................     7.625     08-01-17     AA            1,035       1,095,237    7.21
   Single Family Residential Rev Ser C.................     8.750     09-01-17     Aa**            465         497,764    8.17
  Douglas County School District No. Re. 1,
   Douglas and Elbert Counties CO, GO Improvement Ser
   1994A...............................................     6.400     12-15-11     AAA           1,500       1,626,195    5.90
                                                                                                           -----------
                                                                                                             9,542,056
                                                                                                           -----------
CONNECTICUT (0.78%)
  Connecticut Health & Educational Facilities Auth,
   Rev Quinnipiac College Ser D.........................    6.000     07-01-23     BBB-          1,890       1,728,632    6.56
                                                                                                           -----------
DELAWARE (0.98%)
  Delaware State Economic Development Auth,
   Rev Ref Poll Control Delmarva Pwr Ser B..............    6.750     05-01-19     AAA           2,000*      2,160,920    6.25
                                                                                                           -----------
FLORIDA (7.75%)
  Broward, County of,
   Resource Recovery SES Broward Co., L.P. South Proj...    7.950     12-01-08     A             4,580       5,143,706    7.08
  Citrus, County of,
   Poll Control Rev Ref Ser 199A Florida Pwr Corp
   Crystal River Pwr Plant Proj.........................    6.625     01-01-27     A+            1,250*      1,315,375    6.30
  Dade, County of,
   Water & Swr Sys Rev Ser 1995.........................    5.500     10-01-18     AAA           3,000*      2,942,400    5.61
  Hernando, County of,
   Criminal Justice Complex Rev Ser 1986................    7.650     07-01-16     AAA             500         634,615    6.03
  Lee, County of,
   Hosp Board of Directors Hosp Rev Inflos..............    9.144#    04-01-20     AAA           2,000       2,215,000    8.26
  Orange County Health Facilities Auth,
   Hosp Rev Orlando Regional Medical Center.............    8.688#    10-29-21     AAA           1,000       1,085,000    8.01
  Tampa, City of,
   Cap Imp Prog Rev Ser B Iss of 1988...................    8.375     10-01-18     BBB           3,500       3,733,555    7.85
                                                                                                           -----------
                                                                                                            17,069,651
                                                                                                           -----------




                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

ILLINOIS (1.37%)
  Illinois Health Facilities Auth,
   Rev Methodist Hlth Serv Corp Ser 1991 B..............    9.538%#   05-01-21     AAA           $1,000    $ 1,161,250    8.21%
   Rev Methodist Medical Center Illinois Ref A..........    8.000     10-01-14     BBB            1,000      1,002,720    7.98
   Rev Swedish-American Hosp............................    7.400     04-01-20     AAA              750        852,412    6.51
                                                                                                           -----------
                                                                                                             3,016,382
                                                                                                           -----------

INDIANA (0.37%)
  Hammond Local Public Improvement,
   Bond Bank Ser A Township of Schererville
   Multi-Financing Prog.................................    7.000     03-15-09     AAA              750        821,663    6.39
                                                                                                           -----------

KANSAS (1.13%)
  Sedgwick, County of,
   GNMA Coll Mtg Ln Rev Ser C...........................    8.625     11-01-18     AAA           2,295       2,483,098    7.97
                                                                                                           -----------

LOUISIANA (2.83%)
  Calcasieu Parish Public Trust Auth,
   Mtg Rev Ref 1991 Ser A...............................    7.750     06-01-12     A**             540         589,939    7.09
  De Soto, Parish of,
   Environ Imp Rev Int'l Paper Co Proj Ser A............    7.700     11-01-18     A-            2,750*      3,091,495    6.85
  De Soto, Parish of,
   Environ Imp Rev Int'l Paper Co Proj Ser B............    6.550     04-01-19     A-            2,500*      2,563,275    6.39
                                                                                                           -----------

                                                                                                             6,244,709
                                                                                                           -----------

MAINE (0.61%)
  Maine State Housing Auth,
   Mtg Purchase Ser A-3.................................    7.800     11-15-15     AA-           1,250       1,332,325     7.32
                                                                                                           -----------

MASSACHUSETTS (10.44%)
  Greater New Bedford Regional Refuse Management
   District, Mass GO Landfill...........................    5.875     05-01-13     Baa**           750         708,150     6.22
  Massachusetts Health & Educational Facilities Auth,
   Rev St. Elizabeth's Hosp of Boston Ser E.............    9.746#    08-15-21     AAA           1,000       1,140,000     8.55
   Rev Ref Worcester Polytech Institute Ser E...........    6.750     09-01-11     A+            1,840*      2,023,540     6.14
  Massachusetts Housing Finance Agency,
   Insured Rental Ser A.................................    6.650     07-01-19     AAA           5,500       5,690,465     6.43
   Single Family Hsg Ser 8..............................    7.700     06-01-17     A+            1,000       1,075,930     7.16
  Massachusetts Municipal Wholesale Electric Co.,
   Pwr Supply Rev Ser A.................................    5.000     07-01-14     AAA           3,000*      2,792,970     5.37
  Massachusetts Municipal Wholesale Electric Co.,
   Pwr Supply Rev Ser B.................................    5.000     07-01-13     AAA           2,390*      2,215,076     5.39
  Massachusetts Turnpike Authority,
   Turnpike Rev Ser A...................................    5.000     01-01-20     A+            7,000*      6,326,880     5.53
  Massachusetts Water Pollution Abatement Trust,
   Wtr Poll Abatement Rev (SESD Ln Prog) 1994 Ser A.....    6.375     02-01-15     AA-           1,000       1,044,640     6.10
                                                                                                           -----------
                                                                                                            23,017,651
                                                                                                           -----------


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

MICHIGAN (1.93%)
  Detroit, City of,
   GO UnLtd Ser A 1995..................................    6.800%    04-01-15     BBB          $1,315*    $ 1,383,722    6.46%
  Michigan Housing Development Auth,
   Single Family Mtg Rev Ser A..........................    7.500     06-01-15     AA+           1,415       1,515,140    7.00
  Michigan State Hospital Financing Auth,
   Rev Ref Hosp Genesys Hlth Sys Ser A..................    8.100     10-01-13     BBB           1,250*      1,357,675    7.46
                                                                                                           -----------
                                                                                                             4,256,537
                                                                                                           -----------

MINNESOTA (0.13%)
  Minnesota Housing Finance Agency
   Single Family Mtg 1990 Ser C.........................    7.700     07-01-14     AA              265         282,736    7.22
                                                                                                           -----------
NEVADA (1.73%)
  Nevada Housing Division,
   Single Family Proj Sr Rev Ser 1989 Iss A-1...........    7.350     04-01-16     AA              940         982,450    7.03
   Single Family Proj Sr Rev Ser 1990 Iss C-1...........    7.850     10-01-15     AA              355         376,641    7.40
  Nevada, State of,
   GO Ltd Tax Municipal Bond Bank Proj No. 38...........    6.750     07-01-09     NR              975       1,101,906    5.97
   GO Ltd Tax Municipal Bond Bank Proj No. 38...........    6.750     07-01-09     AA               25          27,056    6.24
  Reno Hospital,
   Rev St. Mary's Regional Medical Center Ser A.........    7.750     07-01-07     AAA             720         798,804    6.99
   Rev St. Mary's Regional Medical Center Ser A.........    7.750     07-01-07     AAA             480         528,293    7.04
                                                                                 -----------
                                                                                                             3,815,150
                                                                                                           -----------
NEW JERSEY (0.51%)
  New Jersey Turnpike Auth,
   Turnpike Rev 1991 Ser C..............................    6.500     01-01-16     AAA           1,000*      1,126,100    5.77
                                                                                                           -----------
NEW YORK (12.44%)
  Metropolitan Transportation Auth,
   Transit Rev Ser J....................................    6.500     07-01-18     AAA           1,000*      1,063,860    6.11
  New York, State of
   GO UnLtd. 1995.......................................    5.800     10-01-12     A-            1,365*      1,392,000    5.69
  New York Local Assistance Corp.,
   Ser C, 1991..........................................    7.000     04-01-10     A             2,000*      2,217,260    6.31
  New York Local Government Assistance Corp.,
   Ser A, 1992..........................................    6.875     04-01-19     A             2,000*      2,180,800    6.31
  New York State Dormitory Authority,
   City Univ Sys 2nd Gen Rev Ser A......................    5.750     07-01-09     BBB           1,000         991,510    5.80
   State Univ Ed Facil Rev Ser 1990B....................    7.000     05-15-16     BBB+          5,000       5,342,350    6.55
   State Univ Ed Facil Rev Ser 1993A....................    5.500     05-15-19     BBB+          2,000*      1,877,120    5.86
  New York State Environmental Facilities Corp,
   State Wtr Poll Control Revolving Fund Rev Ser 1990 A,
   NYC Municipal Wtr Fin Auth Proj......................    7.500     06-15-12     A               600         672,846    6.69
  New York State Mortgage Agency,
   Rev Homeownership Ser BB-2...........................    7.950     10-01-15     Aa**            560         591,646    7.52
  New York Urban Development Auth.
   Ref Correctional Cap Facil Ser A.....................    5.250     01-01-21     BBB           3,000*      2,684,460    5.87


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

NEW YORK (CONTINUED)
  Port Authority of New York and New Jersey,
   Cons Seventy Second Ser 1992.........................    7.350%    10-01-27     AA-          $2,000*    $ 2,289,860    6.42%
  Triborough Bridge & Tunnel Auth,
   Rev Ref Ser 1987 L...................................    8.000     01-01-07     A+              500         548,710    7.29
   Rev Gen Purpose Ser X................................    6.500     01-01-19     A+            1,250       1,325,638    6.13
   Rev Gen Purpose Ser Y................................    6.125     01-01-21     A+            4,000*      4,242,000    5.78
                                                                                                           -----------
                                                                                                            27,420,060
                                                                                                           -----------
OHIO (3.80%)
  Cleveland, City of,
   Pub Pwr Sys First Mtg Ser 1994A......................    7.000     11-15-16     AAA           5,860*      6,704,895    6.12
  Cuyahoga, County of,
   Hosp Imp Rev Deaconess Hosp of Cleveland Proj
   Ser 1985 B...........................................    7.450     10-01-18     A1**            750         867,547    6.44
   Hosp Rev Meridia Hlth Sys Ser 1991...................    7.000     08-15-23     A               750         793,642    6.62
                                                                                                           -----------
                                                                                                             8,366,084
                                                                                                           -----------

OKLAHOMA (0.77%)
  Tulsa County Industrial Auth,
   Hlth Care Rev St. Francis Hosp Inc...................    6.900     12-15-05     AA            1,500       1,701,135    6.08
                                                                                                           -----------
PENNSYLVANIA (6.65%)
  Northumberland County Auth,
   Commonwealth Lease Rev Ser 1991......................    6.250     10-15-09     AAA           1,000       1,060,500    5.89
  Pennsylvania Economic Development Financing Auth,
   Colver Proj. Ser D...................................    7.150     12-01-18     BBB-          5,000*      5,217,400    6.85
  Pennsylvania Turnpike Commission,
   Turnpike Rev Ser K.................................      7.625     12-01-09     AAA             500         571,250    6.67
  Philadelphia Hospital & Higher Education Facilities
   Auth, Hosp Rev Children's Hosp Philadelphia Proj
   Ser A..............................................      7.875     07-01-08     AA              500         538,005    7.32
   Hosp Rev Temple Univ Hosp Ser A....................      6.625     11-15-23     A-            3,375       3,409,324    6.56
  Philadelphia School District,
   GO UnLtd. Ser. B...................................      5.500     09-01-25     AAA           4,000*      3,863,320    5.69
                                                                                                           -----------
                                                                                                            14,659,799
                                                                                                           -----------
SOUTH CAROLINA (2.86%)
  James Island Public Service District,
   Charleston County Swr Sys Ref......................      7.500     06-01-18     AAA           1,250       1,405,600    6.67
  Lexington County School District No. 1,
   Cert of Part 1989 Ser B Pelion High School Proj....      7.650     09-01-09     AAA           1,145       1,284,999    6.82
  Richland, County of,
   Poll Control Rev Union Camp Corp Proj Ser 1992 B...      6.625     05-01-22     A             2,460       2,572,865    6.33
   Poll Control Rev Union Camp Corp Proj Ser C........      6.550     11-01-20     A             1,000       1,042,760    6.28
                                                                                                           -----------
                                                                                                             6,306,224
                                                                                                           -----------


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

SOUTH DAKOTA (0.50%)
  South Dakota Health & Educational Facilities Auth,
   Rev Ser 1989 Sioux Valley Hosp Iss...................    7.625%    11-01-13     AA-         $   925     $ 1,030,321    6.85%
   Rev Ser 1989 Sioux Valley Hosp Iss...................    7.625     11-01-13     AA-              75          78,809    7.26
                                                                                                           -----------
                                                                                                             1,109,130
                                                                                                           -----------
TENNESSEE (4.92%)
  Eastside Utility District of Hamilton,
   Waterworks Rev Iss...................................    6.750     11-01-11     BBB+          1,000       1,051,640    6.42
  Humphreys, County of,
   Indl Devel Board Solid Waste Disp Rev (E.I.
   DuPont DeNemours & Co.)..............................    6.700     05-01-24     AA            6,500       6,788,925    6.41
  Metropolitan Nashville & Davidson County Health &
   Education Facility Board, Rev Ref Vanderbilt
   Univ Ser A...........................................    7.625     05-01-16     AA            1,750       1,939,175    6.88
  Tennessee Housing Development Agency,
   Homeownership Prog Proj J............................    7.750     07-01-17     A+            1,000       1,068,040    7.26
                                                                                                           -----------
                                                                                                            10,847,780
                                                                                                           -----------
TEXAS (4.93%)
  Austin, City of,
   Utility Sys Rev Ref Ser B............................    7.800     11-15-12     A             1,000       1,109,900    7.03
  Corpus Christi Housing Finance Corp,
   Single Family Mtg Sr Rev Ref Ser 1991 A..............    7.700     07-01-11     AAA             730         793,495    7.08
  El Paso Housing Finance Corp,
   Single Family Mtg Rev Ref Bonds 1991 Ser A...........    8.750     10-01-11     A**             665         739,300    7.87
  Harris County Health Facilities Development Corp,
   Hospital Rev Saint Luke's Episcopal..................    8.250     02-15-08     AAA           1,475       1,695,041    7.18
  Harris, County of,
   Toll Road Unltd Tax & Sub Lien Rev Ref...............    8.100     08-01-08     AA+             250         279,890    7.23
   Toll Road Unltd Tax & Sub Lien Rev Ref...............    8.125     08-01-15     AA+             250         280,045    7.25
  Houston Water & Sewer System,
   Rev Ref Prior Lien Ser B.............................    6.750     12-01-08     A             1,500       1,652,535    6.13
  North Central Texas Health Facility Development Corp,
   Hospital Rev Baylor Univ Medical Center Ser 1991 A...    9.614#    05-15-16     AA            1,000       1,114,560    8.63
  Texas Housing Agency,
   Mtg Rev Single Family Ser A..........................    8.250     03-01-17     A+              990       1,025,145    7.97
  Texas, State of,
   Veterans' Land Board GO..............................    7.125     12-01-09     AA            1,000       1,078,490    6.61
   Veterans' Land Board GO..............................    8.250     12-01-10     AA              390         399,894    8.05
   Veterans' Land Board GO Prerefunded..................    8.250     12-01-10     AAA             610         700,506    7.18
                                                                                                           -----------
                                                                                                            10,868,801
                                                                                                           -----------
UTAH (3.48%)
  Intermountain Power Agency,
   Pwr Supply Rev Ref Ser A.............................    5.000     07-01-21     AA-           2,000       1,756,180    5.69
   Pwr Supply Spec Oblig-Registered-1st Crossover Ser...    5.000     07-01-16     AA-           1,935       1,732,676    5.58


                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                               PAR VALUE                 YIELD
                                                          INTEREST    MATURITY     S&P           (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                  RATE       DATE      RATING***      OMITTED)      VALUE      MARKET+
--------------------------                                  ----       ----      ------         --------      -----      ------

UTAH (CONTINUED)
  Salt Lake City Hospital,
   Rev Ref IHC Hosp Inc Ser B...........................    8.000%    05-15-07     AA           $  350    $    386,215    7.25%
   Rev Ref IHC Hosp Inc VRDN/RIBS.......................    9.287#    05-15-20     AAA           1,500       1,708,125    8.16
   Rev Ref Ser A........................................    8.125     05-15-15     AAA           1,000       1,212,390    6.70
  Utah Housing Finance Agency,
   Single Family Mtg Sr Bonds 1990 Iss B-2..............    7.700     07-01-15     AA              425         444,941    7.35
   Single Family Mtg Sr Bonds 1991 Iss B-1..............    7.500     07-01-16     AA              405         434,205    7.00
                                                                                                          ------------
                                                                                                             7,674,732
                                                                                                          ------------
VIRGINIA (1.59%)
  Arlington County Industrial Development Auth,
   Hosp Facil Rev Arlington Hosp Ser 1991 A.............    7.125     09-01-21     AAA**           500         575,750    6.19
  Fairfax County Industrial Development Auth,
   Rev RITES............................................    9.528#    08-29-23     AA-           1,000       1,266,250    7.52
  Fredericksburg Industrial Auth,
   Hosp Facil Rev.......................................    9.144#    08-15-23     AAA           1,500       1,659,375    8.27
                                                                                                          ------------
                                                                                                             3,501,375
                                                                                                          ------------
WASHINGTON (1.89%)
  Tacoma Electric System,
   Rev Iss of 1989......................................    7.375     01-01-08     AAA           1,000       1,118,510    6.59
   Rev VRDN/RIBS Iss of 1991............................    8.790#    01-02-15     AAA           1,000       1,095,000    8.03
  University of Washington,
   Housing & Dining Sys Rev Ser 1991....................    7.000     12-01-21     AAA             750         832,230    6.31
  Washington, State of,
   GO Ser A of 1990.....................................    6.750     02-01-15     AA            1,000       1,125,430    6.00
                                                                                                          ------------
                                                                                                             4,171,170
                                                                                                          ------------
WISCONSIN (0.52%)
  Sturgeon Bay, City of,
   Door County Combined Util Mtg Rev Ser 1990...........    7.500     01-01-10     AAA             770         884,283    6.53
   Door County Combined Util Mtg Rev Ser 1990...........    7.500     01-01-10     AAA             230         258,653    6.67
                                                                                                          ------------
                                                                                                             1,142,936
                                                                                                          ------------
WYOMING (1.20%)
  Sweetwater County Pollution Control,
   Rev Idaho Pwr Co. Ser A..............................    7.625     12-01-14     A-              500         525,165    7.26
   Rev Idaho Pwr Co. Ser B..............................    7.625     12-01-13     A-            1,000       1,050,330    7.26
   Rev Idaho Pwr Co. Ser B MBIA.........................    7.625     12-01-13     AAA           1,000       1,063,490    7.17
                                                                                                          ------------
                                                                                                             2,638,985
                                                                                                          ------------
OTHER - PUERTO RICO (1.30%)
  University of Puerto Rico,
   Univ Rev Ser M.......................................    5.250     06-01-25     AAA           3,000*      2,865,600    5.50
                                                                                                          ------------
                                                      TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                   (Cost $205,317,165)         (98.93%)    218,037,090
                                                                                                ------    ------------

                       See notes to financial statements.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                                    PAR VALUE
                                                                       INTEREST      (000'S           MARKET
STATE, ISSUER, DESCRIPTION                                               RATE       OMITTED)          VALUE
--------------------------                                               ----       --------          -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.83%)
   Investment in a joint repurchase
     agreement with SBC Capital
     Markets Dated 10-31-95,
     Due 11-01-95 (secured by
     U.S. Treasury Bonds 8.75%
     Due 05-15-17 and U.S. Treasury
     Note 5.75% Due 09-30-97)....................................        5.890%    $1,831         $  1,831,000
CORPORATE SAVINGS ACCOUNT (0.0%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 3.0%...........................................                                        6,384
                                                                                                  ------------
                                                   TOTAL SHORT-TERM INVESTMENTS   ( 0.83%)           1,837,384
                                                                                   ------         ------------
                                                              TOTAL INVESTMENTS   (99.76%)        $219,874,474
                                                                                   ======         ============


NOTES TO SCHEDULE OF INVESTMENTS
  * Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
 ** Rated by Moody's Investors Services or John Hancock Advisers, Inc. where
    Standard & Poor's ratings are not available. NR Security is not rated.
*** Credit ratings are unaudited.
  + The yield is unaudited and not calculated in accordance with guidelines established by the U.S. Securities and Exchange Commission.
  # Represents rate in effect on October 31, 1995.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

PORTFOLIO CONCENTRATION (UNAUDITED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE JOHN HANCOCK MANAGED TAX-EXEMPT FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY VARIOUS STATES AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATES AND THE FINANCIAL CONDITION OF THE STATES AND THEIR AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS SECTOR CATEGORIES.

                                                                MARKET VALUE AS A PERCENTAGE OF
  SECTOR DISTRIBUTION                                               THE FUND'S NET ASSETS:
  -------------------                                           -------------------------------
General Obligation ..........................................                4.42%
Revenue Bonds - Electric ....................................                8.90
Revenue Bonds - Health/Education ............................               25.00
Revenue Bonds - Housing .....................................               11.23
Revenue Bonds - Industrial ..................................                5.32
Revenue Bonds - Pollution Control ...........................               14.45
Revenue Bonds - Transportation ..............................               10.65
Revenue Bonds - Water & Sewer ...............................                4.69
Revenue Bonds - Other .......................................               14.27
                                                                            -----
                             TOTAL TAX-EXEMPT LONG-TERM BONDS               98.93%
                                                                            =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is a an open-end investment management company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Managed Tax-Exempt Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Regional Bank Fund, John Hancock Sovereign U.S. Government Income Fund and John Hancock Sovereign Achievers Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

     The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B.The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses and distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The premium amortization reduces interest income. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At October 31, 1995 there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next $500,000,000, and (c) 0.45% of the Fund's average daily net asset value in excess of $750,000,000.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value. Additionally, the Adviser may reduce part or all of its management fee for a period under the terms of the Advisory Agreement. For the period ended October 31, 1995 the Adviser reduced the Fund's management fee by $113,411. This reduction may be discontinued at any time. Furthermore, $47,982 of custodian fees have been reduced by balance credits applied during the period ended October 31, 1995.

     John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received on sales of Class A shares of the Fund amounted to $96,495. Out of this amount, $11,759 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,654 was paid as sales commissions to unrelated broker-dealers and

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund


$62,082 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sales of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges received by JH Funds amounted to $308,083.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/ service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.90% effective August 1, 1995, increased to 1.00% effective September 1, 1995 and decreased to 0.95% effective October 1, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services, Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.03% and 0.06% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $20,596 for Class A and $140,680 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund.

     Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Managed Tax-Exempt Fund

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $231,092,265 and $262,789,315, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $207,148,165. Gross unrealized appreciation and depreciation of investments aggregated $13,077,991 and $358,066, respectively, resulting in net unrealized appreciation of $12,719,925.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $70,529, a decrease in accumulated net realized gain on investments and financial futures contracts of $67,819 and a decrease to capital paid-in of $2,710. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                  John Hancock Funds - Managed Tax-Exempt Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Managed Tax-Exempt Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Managed Tax-Exempt Fund (the "Fund") (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended October 31, 1995.

     It is anticipated that there will be a distribution from net realized gains from sales of securities and financial futures contracts to shareholders of record on December 22, 1995 and payable on December 28, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     Income dividends for the Fund are 100% tax-exempt.

                                      NOTES

                  John Hancock Funds - Managed Tax-Exempt Fund

                                      NOTES

                  John Hancock Funds - Managed Tax-Exempt Fund

                                                                     Bulk Rate
[LOGO] JOHN HANCOCK FUNDS                                          U.S. Postage
A GLOBAL INVESTMENT MANAGEMENT FIRM                                    PAID
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                        Brockton, MA
                                                                  Permit No. 582


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]


--------------------------------------------------------------------------------
     This report is for the information of shareholders of the John Hancock Managed Tax-Exempt Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


                                                                 JHD 0700A 10/95